UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 25, 2007

INFUSYSTEM HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51902	20-3341405
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Madison Avenue

New York, New York 10017

(Address of Principal Executive Offices)(Zip Code)

(212) 418-5070

(Registrant’s telephone number, including area code)

HAPC, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 25, 2007, in connection with the closing (the “Closing”) of the acquisition by Iceland Acquisition Subsidiary, Inc. (“Acquisition Sub”), a wholly-owned subsidiary of InfuSystem Holdings, Inc. (formerly known as HAPC, INC., the “Company”) of all of the issued and outstanding capital stock of InfuSystem, Inc. (“InfuSystem”) from I-Flow Corporation (“I-Flow”) pursuant to the terms of that certain Stock Purchase Agreement, dated as of September 29, 2006, by and among the Company, Acquisition Sub, InfuSystem and I-Flow, the Company and InfuSystem entered into the agreements described below.

Amended and Restated Services Agreement

I-Flow and InfuSystem entered into an Amended and Restated Services Agreement (“Services Agreement”) pursuant to which InfuSystem agreed to continue to provide I-Flow, from and after the Closing, the billing and collection services and management services that InfuSystem had been providing to I-Flow prior to the date of Closing. Under the Services Agreement, I-Flow agreed to retain InfuSystem, as an independent contractor, on a non-exclusive basis, to provide third-party billing and certain management services in connection with the manufacturing, marketing, distribution and sale by I-Flow of its medical equipment and supplies. In return, InfuSystem agreed to furnish I-Flow certain billing and collection services, including the billing of services and/or products to, and collection of payments and reimbursements from, patients and applicable third parties.

Under the Services Agreement, I-Flow agreed to pay InfuSystem a monthly service fee equal to the greater of (i) the monthly expenses for those InfuSystem employees devoted to the billing and collection and management services provided to I-Flow which expenses consist of (a) salaries and wages, (b) payroll taxes and (c) group insurance, in addition to an amount equal to 40% of the sums of items (a) through (c) or (ii) a performance-based fee equal to 25% of the total actual net cash collections (net of adjustments) received during such month on behalf of I-Flow.

The initial term of the Services Agreement is 3 years, and will be automatically renewed for succeeding 1 year terms unless terminated pursuant to its provisions. The Services Agreement may be terminated by I-Flow at any time upon giving 180 calendar days prior written notice to InfuSystem, and may be terminated by InfuSystem after the first anniversary upon giving 180 calendar days prior written notice to I-Flow.

The foregoing description of the Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Services Agreement filed as Exhibit 10.15 hereto, which is incorporated herein by reference.

License Agreement

InfuSystem entered into a license agreement (the “License Agreement”) with I-Flow, pursuant to which InfuSystem granted to I-Flow a license to use InfuSystem’s intellectual property related to the third-party billing and collection services and management services provided by InfuSystem to I-Flow prior to the Closing. Specifically, InfuSystem granted to I-Flow (i) an unrestricted, perpetual, irrevocable, worldwide, assignable, royalty-free and exclusive license to use and/or sublicense InfuSystem’s intellectual property with respect to acute post-operative pain management treatments, and (ii) an unrestricted, perpetual, irrevocable, worldwide, assignable, royalty-free and non-exclusive license to use and/or sublicense InfuSystem’s intellectual property with respect to all fields other than post-operative pain management treatments, including, without limitation, the fields of wound site management and post-operative surgical treatments.

The term of the License Agreement is perpetual, but may be terminated by I-Flow following the third anniversary of the effective date of the License Agreement. Upon the later of the third anniversary of the effective date or the termination of the Services Agreement for any reason, the exclusive license described in (i) above will be deemed amended to become a non-exclusive license. The License Agreement may not be terminated by InfuSystem.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement filed as Exhibit 10.16 hereto, which is incorporated herein by reference.

Credit Agreement

The Company, Acquisition Sub and I-Flow entered into a Credit and Guaranty Agreement (the “Credit Agreement”) pursuant to which I-Flow agreed to lend Acquisition Sub between $15,000,000 and $35,000,000 depending upon the number of the Company’s stockholders who voted against the Acquisition and elected to convert their shares of common stock into their pro rata portion of the trust account into which a substantial amount of the proceeds of the Company’s initial public offering were deposited, to finance a portion of the $100,000,000 price payable by Acquisition Sub to I-Flow in connection with the Acquisition. The amount of funds borrowed by the Company from I-Flow under the Credit Agreement at Closing was $32,703,000.

The financing provided by I-Flow pursuant to the Credit Agreement is described in the Company’s Definitive Proxy Statement (File No. 000-51902) filed on August 8, 2007, as supplemented on September 18, 2007, October 16, 2007 and October 19, 2007 (the “Definitive Proxy Statement”) in the section entitled “Acquisition Financing” beginning on page 38 which is incorporated herein by reference.

Additionally, the Credit Agreement provides that I-Flow will be entitled to normal and customary piggy-back registration rights with respect to any of the shares of the Company’s common stock that it holds should the Company decide to register any of its securities under the Securities Act of 1933, as amended (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan).

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement filed as Exhibit 10.17 hereto, which is incorporated herein by reference.

Security Agreement

The Company, Acquisition Sub and I-Flow entered into a Security Agreement (the “Security Agreement”) pursuant to which the Company and Acquisition Sub granted to I-Flow a first priority security interest in all their property and assets of whatsoever kind and nature, then or at any time hereafter owned or possessed by the Company, including a pledge of all of the capital stock of InfuSystem which became the Company’s wholly-owned subsidiary upon the consummation of the Acquisition.

The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Security Agreement filed as Exhibit 10.18 hereto, which is incorporated herein by reference.

Joinder Agreement

InfuSystem executed a joinder agreement providing that effective as of the Closing, InfuSystem became the successor to Acquisition Sub as borrower under the Credit Agreement and grantor under the Security Agreement and granted to I-Flow a first priority security interest in all property and assets of InfuSystem of whatsoever kind and nature, now or at any time hereafter owned or possessed by InfuSystem to secure its obligations under the Credit Agreement.

Board Representation Agreement

Effective upon the Closing, a Board Representation Agreement (the “Agreement”) between the Company and Great Point Partners, LLC (“Great Point”) became effective. Pursuant to the Agreement, the Company agreed that upon request, the Company would increase the size of its Board of Directors by one and use its best efforts to cause the vacancy created thereby to be filled by an individual designated by Great Point (the “Great Point Director”). Great Point has the option, but not the obligation, to designate a director.

The Agreement provides that so long as Great Point and any of its affiliated funds own at least 10% of the Company outstanding securities entitled to vote for the election of directors of the Company (the “Voting Securities”), the Company will use its best efforts to cause (i) the Board of Directors or its Nominating Committee to recommend a Great Point Director for election each year and (ii) the Board of Directors to designate the Great Point Director to serve on committees of the Board of Directors to the same extent, and on the same basis, as other members of the Board of Directors. Additionally, so long as Great Point or any of its affiliated funds own at least 10% of the Company’s Voting Securities, the Company will, at the option of the Great Point Director, cause the Great Point Director to be a member of the board of directors of each subsidiary of the Company.

In the event that there is a vacancy on the Board caused by the resignation or removal of a Great Point Director or the failure of Great Point to designate a Great Point Director, Great Point shall have the right to participate as an observer at each meeting of the Board of Directors or any committee thereof.

In the event that at any time Great Point and any of its affiliated funds own less than 10% of the Company’s Voting Securities, Great Point shall cause the Great Point Director to resign from the Board of Directors and from the board of directors of any subsidiary of the Company.

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 25, 2007, the Company consummated the transactions contemplated by the Stock Purchase Agreement pursuant to which Acquisition Sub acquired all of the issued and outstanding capital stock of InfuSystem from I-Flow (the “Acquisition”). Concurrently with the Acquisition, Acquisition Sub merged with and into InfuSystem, as a result of which InfuSystem became a wholly-owned subsidiary of the Company. The Company paid $100,000,000 to I-Flow for all of the issued and outstanding capital stock of InfuSystem, $67,297,000 of which was paid in cash and the remaining $32,703,000 was paid in the form of a loan from I-Flow as described under Item 1.01 Entry into Material Definitive Agreement—Credit Agreement.

The Stock Purchase Agreement also provides for a potential additional payment of up to $12,000,000 to be paid to I-Flow in 2011, provided that certain consolidated net revenue growth targets related to the Company’s future operations are met. The contingent consideration is based upon the compound annual growth rate or “CAGR” of the Company’s consolidated net revenues over the three-year period ended December 31, 2010 as compared to InfuSystem’s 2007 net revenues, excluding certain revenues not part of InfuSystem’s core business. The additional payment would be paid in 2011. No additional payment will be made unless the Company achieves a consolidated net revenue CAGR of at least 40% over the three-year period. The additional payment will range from $3,000,000 to $12,000,000 depending upon the extent to which consolidated net revenue CAGR for the three-year period exceeds 40%. The maximum potential amount of the contingent consideration is $12,000,000 and would be payable to I-Flow if the Company achieves a consolidated net revenue CAGR of 50% over the three-year period. The Company has agreed to guarantee the obligations of Acquisition Sub under the Credit Agreement.

At the time of the Closing, the Company filed a Certificate of Merger of Iceland Acquisition Subsidiary, Inc. into InfuSystem, Inc. (the “Delaware Certificate of Merger”) with the Delaware Secretary of State. Also at the time of the Closing, the Company filed (i) an Agreement of Merger of Iceland Acquisition Subsidiary, Inc. into InfuSystem, Inc., (ii) a Certificate of Approval of the Agreement of Merger signed by the Vice President and Secretary of InfuSystem, Inc. and (iii) a Certificate of Approval of the Agreement of Merger signed by the Chief Executive Officer and Secretary of Iceland Acquisition Subsidiary, Inc. (collectively, the “California Merger Documentation”) The foregoing descriptions of the Delaware Certificate of Merger and the California Merger Documentation do not purport to be completed and are filed as Exhibits 3.5 and 3.6 hereto respectively, which are incorporated by reference herein.

Holders of 2,816,488 shares of the Company’s common stock elected to convert their shares at a conversion price of $6.00 per share.

Prior to the Acquisition, the Company was a blank check company with no operations, formed as a vehicle for an acquisition of an operating business in the healthcare industry. The following information is provided about the business of the Company post-Acquisition reflecting the consummation of the Acquisition.

BUSINESS

The assets the Company acquired in connection with the Acquisition are described in the Definitive Proxy Statement in the section entitled “Information About InfuSystem” beginning on page 70, which is incorporated herein by reference.

The employees of the Company are described in the Definitive Proxy Statement in the sections “Information About InfuSystem” on page 73 and “Information About HAPC” on page 108, which are incorporated herein by reference.

RISK FACTORS

The risks associated with the Company’s business are described in the Definitive Proxy in the section entitled “Risk Factors” beginning on page 16, which is incorporated herein by reference.

FINANCIAL INFORMATION

The financial information of the Company for the fiscal year ended December 31, 2006 is included in the Definitive Proxy Statement in the sections entitled “Quantitative and Qualitative Disclosures About Market Risk” beginning on page 108 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of HAPC” beginning on page 109, which are incorporated by reference herein. The financial information of the Company for the six months ended June 30, 2007 is included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 (File No. 000-51902), filed on August 9, 2007 (the “Form 10-Q”) in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 19 and “Quantitative and Qualitative Disclosures About Market Risk” beginning on page 26, which are incorporated by reference herein.

PROPERTIES

The facilities of the Company are described in the Definitive Proxy Statement in the sections entitled “Information About InfuSystem” on page 73 “Information About HAPC” on page 108, which are incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table updates the information set forth in the Definitive Proxy Statement (previously updated as of August 6, 2007) and sets forth information regarding the beneficial ownership of the common stock of the Company as of October 29, 2007, in each case including shares of common stock which may be acquired by such persons within 60 days, by:

•

each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of common stock based solely upon the amounts and percentages contained in the public filings of such;

•	each of the Company’s officers and directors; and

•	all of the Company’s officers and directors as a group.

In connection with its initial public offering, the Company issued units to investors. Each unit consists of one share of common stock and two warrants. The shares of common stock and warrants trade separately. The warrants became exercisable upon the closing of the Acquisition. The information in the table below has been derived from the publicly available filings of the holders of more than 5% of the Company’s common stock and warrants which are now exercisable within 60 days of the date hereof. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

The information in the table set forth below is derived from reports publicly available as of October 29, 2007 and may not reflect sales of shares occurring prior to the Closing or the exercise of conversion rights.

	Subsequent to the Acquisition
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Common Stock
Great Point Partners, LLC (1)	4,500,000	26.9%
Dr. Jeffrey R. Jay, M.D. (1)	4,500,000	26.9%
David R. Kroin (1)	4,500,000	26.9%
I-Flow Corporation (2)	2,789,203	16.7%
FMR Corp. (3)	2,619,000	15.7%
Wellington Management Company, LLP (4)	2,251,033	13.5%
Sapling, LLC (5)	2,062,500	12.3%
Fir Tree Recovery Master Fund, L.P. (5)	2,062,500	12.3%
Fir Tree, L.L.C. (6)	1,822,500	10.9%
Biomedical Value Fund, L.P. (1)	1,620,000	9.7%
The Baupost Group, L.L.C. (7)	1,536,020	9.2%
Biomedical Offshore Value Fund, L.P. (1)	1,380,000	8.2%
Satellite Asset Management, L.P. (8)	1,352,500	8.1%
Satellite Fund Management LLC (8)	1,352,500	8.1%
Pine River Capital Management L.P. (9)	1,353,000	8.1%
Brian Taylor (9)	1,353,000	8.1%
Nisswa Master Fund Ltd. (9)	1,353,000	8.1%
Sowood Capital Management LP (10)	1,128,100	6.7%
Sowood Capital Management LLC (10)	1,128,100	6.7%
Context Capital Management, LLC (11)	1,041,450	6.2%
Michael S. Rosen (11)	1,041,450	6.2%
William D. Fertig (11)	1,041,450	6.2%
Context Advantage Master Fund, L.P. (11)	1,040,750	6.2%
Brencourt Advisors, LLC (12)	1,016,667	6.1%
Sean McDevitt (13)	3,195,858	19.1%
Pat LaVecchia (14)	416,666	2.5%
John Voris (15)	738,096	4.4%
Wayne Yetter (16)	488,667	2.9%
Jean-Pierre Millon (17)	459,525	2.7%
All directors and officers as a group (5 individuals) (19)	5,298,812	31.7%

*	Based on 16,734,295 shares of common stock outstanding after the Acquisition. Such amount includes the 15,808,764 shares of common stock issued and outstanding as of October 29, 2007 (reflecting the conversion of 2,816,488 shares) in addition to (i) the 765,956 shares of common stock to be issued to Sean McDevitt upon completion of the Acquisition and (ii) the 159,575 shares of common stock to be issued to Pat LaVecchia upon completion of the acquisition. Shares of common stock subject to warrants that are currently exercisable or exercisable within 60 days of October 29, 2007 are deemed outstanding in addition to the 18,225,430 shares of common stock deemed outstanding as of October 29, 2007 for purposes of computing the percentage ownership of the person holding the warrants but are not deemed exercisable for computing the percentage ownership of any other person.
(1)

Derived from Scheduled 13D filed on October 25, 2007, by Great Point Partners, LLC, Dr. Jeffrey R. Jay, M.D., Mr. David Kroin, Biomedical Value Fund, L.P. and Biomedical Offshore Value Fund, Ltd. Biomedical Value Fund, L.P. holds shared investment control and voting control with respect to 1,620,000 shares of common stock. Biomedical Value Offshore Value Fund, Ltd. holds shared investment control and voting control with respect to 1,380,000 shares of common stock. Great Point Partners, LLC, Dr. Jeffrey R. Jay, M.D. and Mr. David Kroin share investment control and voting control with respect to 3,000,0000 shares of common stock. Dr. Jay is a senior managing member of Great Point Partners, LLC and Dr. Kroin is a special managing member of Great Point Partners, LLC. The business address of Great Point Partners, LLC is 165 Mason Street, 3rd Floor, Greenwich, Connecticut. The business address of Dr. Jeffrey R. Jay, M.D. is 165 Mason Street, 3rd Floor, Greenwich, Connecticut. The business address of Mr. David Kroin is 165 Mason Street, 3rd Floor, Greenwich, Connecticut. The business address of Biomedical Value Fund, L.P. is 165 Mason Street, 3rd Floor, Greenwich, Connecticut. The business address of Biomedical Offshore Value Fund, Ltd is P.O. Box 1748 GT, Cayman Corporate Centre, 27 Hospital Road, Georgetown, Grand Cayman, Cayman Islands CJ08. On October 26, 2007, Great Point Partners, LLC issued a notice to exercise options to purchase 1,500,000 shares of common stock pursuant to an option agreement (the “Option Agreement”) dated as of October 12, 2007 by and among Great Point Partners, LLC, Sean McDevitt, Pat LaVecchia, John Voris, Wayne Yetter and Jean-Pierre Millon.

(2)	Derived from a Schedule 13G filed by I-Flow Corporation on October 29, 2007. I-Flow is the beneficial owner of and exercises sole investment and voting control with respect to 2,789,203 shares of common stock. The business address of I-Flow Corporation is 20202 Windrow Drive, Lake Forest, California 92630.
(3)	Derived from Amendment No. 1 to Schedule 13G filed on February 14, 2007 by FMR Corp and Edward C. Johnson. Fidelity Management & Research Company, an investment advisor and wholly owned subsidiary of FMR Corp., may be deemed to beneficially own 2,619,000 shares of common stock in its capacity as investment advisor to various investment companies. The address of Fidelity Management & Research Company is 82 Devonshire Street, Boston, Massachusetts 02109. FMR Corp. is the parent of Fidelity Management & Research Company. Edward C. Johnson, the chairman of FMR Corp., and FMR Corp. exercise investment control over the 2,619,000 shares of common stock beneficially owned by Fidelity Management & Research Company. The Board of Trustees of Fidelity Investments exercises voting control over the 2,619,000 shares of common stock beneficially owned by Fidelity Management & Research Company.
(4)	Derived from Amendment No. 1 to a Schedule 13G filed on February 14, 2007 by Wellington Management Company, LLP. Wellington Management Company, LLP, in its capacity as an investment advisor, may be deemed to beneficially own 2,251,033 shares of common stock which are held of record by clients of Wellington Management Company, LLP. The address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. Wellington Management Company, LLP has shared voting control over 1,362,808 shares of common stock and shared investment control over 2,251,033 shares of common stock. Robert J. Toner is the president of Wellington Management Company, LLP.
(5)	Derived from Schedule 13G filed on April 28, 2006 by Sapling, LLC and Fir Tree Recovery Master Fund, L.P. The business address of Sapling, LLC and Fir Tree Recovery Master Fund, L.P. is 535 Fifth Avenue, 35th Floor, New York, New York 10017. Sapling, LLC is the beneficial owner of, and exercises voting control and investment control over, 1,461,075 shares of common stock. Fir Tree Recovery Master Fund, L.P. is the beneficial owner of, and exercises voting and investment control over, 601,425 shares of common stock. Fir Tree, Inc. is the investment manager of Sapling, LLC and Fir Tree Recovery Master Fund, L.P. Jeffrey Tannenbaum is the president of Fir Tree, Inc.
(6)	Derived from Form 4 filed on May 11, 2006 by Fir Tree, L.L.C., Fir Tree, Inc., Camellia Partners, LLC, Jeffrey Tannenbaum and Andrew Fredman. Fir Tree, L.L.C., Fir Tree Inc., Camellia Partners, LLC, Jeffrey Tannenbaum and Andrew Fredman are the beneficial owners of 1,822,500 shares of common stock. The business address of Fir Tree, L.L.C., Fir Tree, Inc., Camellia Partners, LLC, Jeffrey Tannenbaum and Andrew Fredman is 535 Fifth Avenue, 35th Floor, New York, New York 10017. Jeffrey Tannenbaum is a principal of Fir Tree, L.L.C., Fir Tree, Inc. and Camellia Partners, LLC, and Andrew Fredman is a principal of Camellia Partners, LLC.
(7)	Derived from Schedule 13G filed by The Baupost Group, L.L.C., SAK Corporation and Seth A. Klarman on February 13, 2007. The business address of The Baupost Group, L.L.C. is 10 St. James Avenue, Suite 2000, Boston Massachusetts 02116. The Baupost Group, L.L.C. is a registered investment advisor and exercises voting and investment control over 1,536,020 shares of common stock. SAK Corporation is the manager of The Baupost Group. Seth A. Klaren, the sole director of SAK Corporation and a controlling person of The Baupost Group, L.L.C., may be deemed to beneficially own 1,536,020 shares of common stock.

(8)	Derived from a Schedule 13G filed by Satellite Fund II, L.P. (“Satellite II”), Satellite Fund IV, L.P. (“Satellite IV”), Satellite Overseas Fund, Ltd. (“Satellite Overseas”), The Apogee Fund, Ltd. (“Apogee”), Satellite Overseas Fund V, Ltd. (“Satellite Overseas V”), Satellite Overseas Fund VI, Ltd. (“Satellite Overseas VI”), Satellite Overseas Fund VII, Ltd. (“Satellite Overseas VII”), Satellite Overseas Fund VIII, Ltd. (“Satellite VIII”), Satellite Overseas Fund IX, Ltd. (“Satellite IX”), Satellite Asset Management, L.P. (“Satellite Asset Management”), Satellite Fund Management LLC (“Satellite Fund Management”) and Satellite Advisors, L.L.C. (“Satellite Advisors”) on February 14, 2007. The business address of each of the foregoing entities is 623 Fifth Avenue, 19th Floor, New York, New York 10022. Satellite II is the beneficial owner of 268,390 shares of common stock. Satellite IV is the beneficial owner of 51,410 shares of common stock. Satellite Overseas is the beneficial owner of 685,420 shares of common stock. Apogee is the beneficial owner of 125,060 shares of common stock. Satellite Overseas V is the beneficial owner of 53,970 shares of common stock. Satellite Overseas VI is the beneficial owner of 18,650 shares of common stock. Satellite Overseas VII is the beneficial owner of 32,250 shares of common stock. Satellite Overseas VIII is the beneficial owner of 56,360 shares of common stock. Satellite Overseas IX is the beneficial owner of 60,990 shares of common stock. Satellite Asset Management is the beneficial owner of 1,352,500 shares of common stock. Satellite Fund Management is the beneficial owner of 1,352,500 shares of common stock. Satellite Advisors is the beneficial owner of 319,800 shares of common stock. Satellite Advisors has discretionary investment trading authority over the shares of common stock beneficially owned by Satellite II and Satellite IV (collectively, the Delaware Funds”). Satellite Asset Management has discretionary investment trading authority over the shares of common stock beneficially owned by Satellite Overseas, Apogee, Satellite Overseas V, Satellite Overseas VI, Satellite Overseas VII, Satellite Overseas VIII and Satellite Overseas IX (collectively, the “Offshore Funds”). The general partner of Satellite Asset Management is Satellite Fund Management. Satellite Fund Management and Satellite Asset Management each share the same executive committee that makes investment decisions on behalf the Delaware Funds and the Offshore Funds and investment decisions made by such executive committee, when necessary, are made through the approval of the majority of the executive committee members. Satellite Advisors, L.L.C., the general partner of the Delaware Funds, and Satellite Asset Management, L.P., the investment advisor of the Offshore Funds, each have the control to direct the receipt of dividends from, or proceeds from the sale of, the securities held for the accounts of their respective funds.
(9)	Derived from a Schedule 13G filed on October 29, 2007 by Brian Taylor, Pine River Capital Management, L.P. and Nisswa Master Fund Ltd. Brian Taylor, Pine River Capital Management L.P. and Nisswa Master Fund Ltd. share voting control and investment control with respect to 1,353,000 shares of common stock. The business address of Brian Taylor and Pine River Capital Management L.P. is 800 Nicollet Mall, Suite 2850, Minneapolis, Minnesota. The business address of Nisswa Master Fund Ltd. is c/o Pine River Capital Management L.P. 800 Nicollet Mall, Suite 2850, Minneapolis, Minnesota.
(10)	Derived from a Schedule 13G filed on January 16, 2007 by Sowood Capital Management LP and Sowood Capital Management LLC. The business address of Sowood Capital Management LP and Sowood Capital Management LLC is 500 Boylston Street, 17th Floor, Boston, Massachusetts 02116. Sowood Capital Management LP and Sowood Capital Management LLC exercise shared voting control and investment control over 1,128,100 shares of common stock. Jeffrey B. Larson may be deemed to beneficially own the 1,128,100 shares of common stock because he maybe deemed to control Sowood Capital Management LLC. Jeffrey B. Larson’s principal business address is 500 Boylston Street, 17th Floor, Boston, Massachusetts 02116.
(11)	Derived from Amendment No. 1 to Schedule 13G filed by Context Capital Management, LLC, Michael S. Rosen, William D. Fertig, Context Offshore Advantage Fund, Ltd. and Context Advantage Master Fund, LP. The business address of Context Capital Management, LLC, Michael S. Rosen and William D. Fertig is 12626 High Bluff Drive, Suite 440, San Diego, California 92130. The business address of Context OffshoreAdvantage Fund, Ltd. and Context Advantage Master Fund, L.P. is c/o Hedgeworks Fund Services Limited, P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands. Context Capital Management, LLC, Michael S. Rosen and William D. Fertig are the beneficial owners of, and exercise voting control over, 1,041,450 shares of common stock. Michael S. Rosen is the co-chairman, chief executive officer and manager of Context Capital Management, LLC. William D. Fertig is the co-chairman, chief investment officer and manager of Context Capital Management, LLC. Context Offshore Advantage Fund, Ltd is the beneficial owner of 905,453 shares of common stock. Context Capital Management, LLC is the investment advisor of Context Offshore Advantage Fund Ltd. Context Offshore Advantage Fund, Ltd. and Context Capital Management, LLC share voting and investment control with respect to the 905,453 shares of common stock beneficially owned by Context OffshoreAdvantage Fund, Ltd. Context Advantage Master Fund, L.P. is the beneficial owner of 1,040,750 shares of common stock. Context Capital Management, LLC is the general partner of Context Advantage Master Fund, L.P. Context Capital Management, LLC and Context Advantage Master Fund, L.P. share voting and investment control with respect to the 1,040,750 shares of common stock beneficially owned by Context Advantage Master Fund, L.P.
(12)	Derived from a Schedule 13G filed on September 19, 2007 by Brentcourt Advisors, LLC. Brentcourt Advisors, LLC exercises sole voting control and investment control with respect to 1,016,667 shares of common stock. The business address of Brentcourt Advisors, LLC is 350 Madison Avenue, 20th Floor, New York, New York 10017.
(13)	Sean McDevitt holds 765,956 shares of common stock. Sean McDevitt holds warrants to purchase 1,195,858 shares of common stock. The warrants are currently exercisable, and expire on April 11, 2011 or earlier upon the Company’s redemption of the warrants. Six months after the Acquisition, Mr. McDevitt will receive an additional 1,234,044 shares of common stock. Accordingly, six months after the consummation of the Acquisition, Mr. McDevitt will be deemed to be the beneficial owner of 3,195,858 shares or 15.1% of the Company’s common stock. The business address of Mr. McDevitt is c/o InfuSystem Holdings, Inc., 350 Madison Avenue, 20th Floor, New York, New York 10017. The 765,956 shares of common stock currently held by Mr. McDevitt may be acquired by Great Point pursuant to the Option Agreement referenced in footnote 1.
(14)	Pat LaVecchia is the owner of 159,575 shares of common stock. Pat LaVecchia will be issued 257,019 shares of common stock six months after the consummation of the Acquisition. The business address of Mr. LaVecchia is c/o InfuSystem Holdings, Inc., 350 Madison Avenue, New York, New York 10017. The 159,575 shares of common stock currently held by Mr. LaVecchia may be acquired by Great Point pursuant to the Option Agreement referenced in footnote 1.
(15)	John Voris is the owner of 666,667 shares of common stock and warrants to purchase 71,429 shares of common stock. Such warrants are currently exercisable and expire on April 11, 2011. The business address of Mr. Voris is c/o InfuSystem Holdings, Inc., 350 Madison Avenue, New York, New York, 10017. The 255,319 shares of common stock held by Mr. Voris may be acquired by Great Point pursuant to the Option Agreement referenced in footnote 1.
(16)	Wayne Yetter is the owner of 416,667 shares of common stock and warrants to purchase 72,000 shares of common stock. Such warrants are currently exercisable and expire on April 11, 2011. The business address of Mr. Yetter is c/o InfuSystem Holdings, Inc., 350 Madison Avenue, New York, New York, 10017. The 159,575 shares of common stock held by Mr. Yetter may be acquired by Great Point pursuant to the Option Agreement referenced in footnote 1.
(17)	Jean Pierre Millon is the owner of 416,667 shares of common stock and warrants to purchase 42,858 shares of common stock. Such warrants are currently exercisable and expire on April 11, 2011. The business address of Mr. Millon is c/o InfuSystem Holdings, Inc., 350 Madison Avenue, New York, New York, 10017. The 159,575 shares of common stock held by Mr. Millon may be acquired by Great Point pursuant to the Option Agreement referenced in footnote 1.
(18)	Erin Enright is the owner of 250,000 shares of common stock and warrants to purchase 28,572 shares of common stock. Such warrants are currently exercisable and expire on April 11, 2011. The business address of Ms. Enright is c/o InfuSystem Holdings, Inc., 350 Madison Avenue, New York, New York 10017.

(19)	Upon the consummation of the acquisition of InfuSystem, Sean McDevitt, John Voris, Pat LaVecchia, Wayne Yetter, Jean-Pierre Millon and Steven Watkins will be deemed to be the collective beneficial holders of 5,298,812 or 31.7% of the Company’s outstanding common stock.

The Company granted a purchase option to FTN Midwest Securities Corp. (“FTN”) at the closing of the initial public offering on April 18, 2006 to acquire 833,333 units for $100. Similar to the units issued in connection with the initial public offering, the units issuable upon exercise of the purchase option consist of one share of common stock and one warrant. Each warrant underlying the purchase option, however, entitles the holder to purchase one share of the Company’s common stock at a price of $6.25 per share. The purchase option is exercisable at $7.50 per unit commencing on the later of the consummation of a business combination or one year from the date of the prospectus and expiring five years from the date of the prospectus. The option may only be exercised or converted by the option holder. Additionally, the terms of the purchase option provide that: (i) the Company is not obligated to deliver any securities pursuant to the exercise of the purchase option unless a registration statement under the Securities Act, with respect to the common stock issuable upon exercise of the warrants which are issuable upon exercise of the purchase option is effective; and (ii) FTN is not entitled to receive a net-cash settlement or other consideration in lieu of physical settlement in securities if the common stock issuable upon exercise of the warrants is not covered by an effective registration statement.

On October 12, 2007, FTN and Great Point entered into an option agreement pursuant to which FTN granted to Great Point an option to acquire up to 1,666,666 warrants (as adjusted for stock splits and similar events) to acquire shares of the Company’s common stock for an aggregate purchase price of $1.00. The warrants underly FTN’s purchase option.

FTN has agreed to transfer to Broadband Capital Management Ltd. a portion of the purchase option representing the right to acquire 166,667 shares of the Company’s common stock at a price of $7.50 per share.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Company immediately after the consummation of the Acquisition are described in the Definitive Proxy Statement in the section entitled “Directors and Management of HAPC, INC. following the Acquisition of InfuSystem, Inc.” beginning on page 133, which is incorporated herein by reference.

EXECUTIVE COMPENSATION

The compensation of the executive officers of the Company immediately after the consummation of the Acquisition are described in the Definitive Proxy Statement in the section entitled “HAPC Executive Compensation” beginning on page 138, which is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The description of certain relationships and related transactions of the Company are described in (i) the Definitive Proxy Statement in the section entitled “Certain Relationships and Related Transactions” beginning on page 143, which is incorporated herein by reference, (ii) the Supplement to the Definitive Proxy Statement filed on October 16, 2007 in the section entitled “Summary of the Terms of Great Point’s Share Purchase” which describes the Board Representation Agreement disclosed under Item 1.01 of this Current Report on Form 8-K and the Amended and Restated Registration Rights Agreement by and among the Company, Great Point Partners, LLC and certain founding stockholders of the Company beginning on page 3 and (iii) the Supplement to the Definitive Proxy Statement filed on October 19, 2007 in the section entitled “Summary of the Terms of I-Flow Corporation’s Share Purchase” which describes the piggy-back registration rights afforded to I-Flow under the Credit Agreement beginning on page 4, which are incorporated herein by reference.

LEGAL PROCEEDINGS

The legal proceedings of the Company are described in the Definitive Proxy Statement in the sections entitled “Information About InfuSystem” on page 73 and “Information About HAPC” on page 108, which are incorporated herein by reference.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The following table sets forth, for the period indicated, the quarterly high and low bid prices of the Company’s units, common stock and warrants as reported on the OTC Bulletin Board since the units commenced public trading on April 12, 2006 and since such common stock and warrants commenced public trading on June 15, 2006. Such over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.

	Common Stock [1]		Warrants		Units [2]
	High	Low	High	Low	High	Low
Period from April 12, 2006 to June 30, 2006	—	—	—	—	$6.25	$5.90
Period from July 1, 2006 to September 30, 2006	$5.50	$5.35	$0.31	$0.27	$6.08	$5.90
Period from October 1, 2006 to December 31, 2006	$5.59	$5.45	$0.32	$0.16	$6.15	$5.76
Period from January 1, 2007 to March 31, 2007	$5.67	$5.56	$0.34	$0.20	$6.25	$6.00
Period from April 1, 2007 to June 30, 2007	$5.86	$5.65	$0.395	$0.192	$6.55	$6.05
Period from June 30, 2007 to September 30, 2007	$5.86	$5.59	$0.355	$0.215	$6.40	$6.00
Period from September 30, 2007 to October 30, 2007	$5.84	$4.94	$0.495	$0.165	$6.44	$5.75

1	The Company’s common stock and warrants commenced trading on the OTC Bulletin Board on June 15, 2006.
2	The Company’s units commenced trading on the OTC Bulletin Board on April 12, 2006.

Holders

As of October 29, 2007 there were five holders of record of the common stock.

Dividends

The Company has not paid any dividends on its common stock to date and does not intend to pay dividends prior to the completion of a business combination. The payment of dividends in the future will be contingent upon its revenue and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of the Company’s then Board of Directors. It is the present intention of the Company’s Board of Directors to retain earnings, if any, for use in the Company’s business operations and to use excess cash to repurchase equity. Accordingly, the Company’s Board does not anticipate declaring any dividends in the foreseeable future.

RECENT SALES OF UNREGISTERED SECURITIES

Information regarding the Company’s sale of unregistered securities may be found in (i) the Company’s Form S-1/A (File No. 333-129035) filed on April 10, 2006, (ii) Current Report on Form 8-K filed on December 28, 2006 (File No. 000-51902), (iii) Current Report on Form 8-K filed on May 4, 2007 (File No. 000-51902), (iv) Definitive Proxy Statement and (v) Current Report on Form 8-K filed on September 12, 2007, which are incorporated by reference herein.

DESCRIPTION OF THE REGISTRANT’S SECURITIES

The Company’s units, common stock, warrants and other securities are described in the Definitive Proxy Statement, in the section entitled “Description of Securities” beginning on page 153, which is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company’s Certificate of Incorporation provides that all directors, officers, employees and agents of the Company shall be entitled to be indemnified by the Company to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.

Section 145 of the Delaware General Corporation Law concerning indemnification of officers, directors, employees and agents is set forth below.

“Section 145. Indemnification of officers, directors, employees and agents; insurance.

(a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

(b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e) Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

(h) For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i) For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

(j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).”

Paragraph B of Article VII of the Company’s Amended and Restated Certificate of Incorporation provides:

“The corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto. Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such officer or director may be entitled to indemnification hereunder shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized hereby.”

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The financial information of the Company for the fiscal year ended December 31, 2006 is included in the Definitive Proxy Statement beginning on page F-3, which is incorporated by reference herein. The financial information of the Company for the six months ended June 30, 2007 is included in the Form 10-Q beginning on page 1, which incorporated by reference herein.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Information regarding changes in the Company’s accountants is described in (i) the Definitive Proxy Statement in the sections entitled “Proposal 5 – Ratification of the Independent Public Accounting Firm” on page 66 and “Changes in HAPC’s Certifying Accountant” on page 117 and (ii) the Company’s Current Report on Form 8-K (File No. 000-51902) filed on October 27, 2006, which are incorporated herein by reference.

FINANCIAL STATEMENTS AND EXHIBITS

The financial information about the Company for the fiscal year ended December 31, 2006 is included in the Definitive Proxy Statement beginning on page F-3, which is incorporated by reference herein. The financial information about the Company for the six months ended June 30, 2007 is included in the Form 10-Q beginning on page 1, which is incorporated by reference herein.

The exhibits required by Item 601 of S-K are described below under Item 9.01.

Item 2.02	Results of Operations and Financial Condition

Reference is made to the disclosure under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, concerning Management’s Discussion and Analysis of Results of Operations and Financial Condition.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Reference is made to the Credit Agreement, the Security Agreement and the Joinder Agreement described under Item 1.01 of this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Effective October 25, 2007, the Company’s Board of Directors increased the size of the Board of Directors by one member and appointed Steven Watkins as a director to fill the vacancy. Also effective October 25, 2007, the Company’s Board of Directors appointed Steven Watkins as Chief Executive Officer of the Company. John Voris had previously served as the Company’s Chief Executive Officer. Mr. Voris continues to serve as a non-executive member of the Company’s Board of Directors.

Effective October 26, 2007, Erin Enright resigned from her position as Chief Financial Officer of the Company. Information regarding Ms. Enright’s resignation may be found on pages 4,18, 36, 135 and 145 of the Definitive Proxy Statement.

Item 5.03	Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year

Subsequent to the Closing, the Company filed an amendment (the “Amendment”) to its Certificate of Incorporation to change its name from “HAPC, INC.” to “InfuSystem Holdings, Inc.” The Amendment is effective as of October 25, 2007. The foregoing description of the Amendment does not purport to be complete and is filed as Exhibit 3.7 hereto, which is incorporated by reference herein.

Item 5.06	Change in Shell Company Status

Upon the Closing, the Company ceased to be a shell company as a result of the Acquisition. The material terms of the transaction by which the Company’s wholly-owned subsidiary, Acquisition Sub, acquired all of the issued and outstanding capital stock of InfuSystem representing the business of InfuSystem are described in the in the Definitive Proxy Statement (No. 000-51902), filed August 8, 2007 in the sections entitled “Proposal 1 – The Acquisition Proposal” beginning on page 30 and the Stock Purchase Agreement beginning on page 42 and the Supplement to the Definitive Proxy Statement (File No. 000-51902 ) filed on September 18, 2007 in the section entitled “The Amendment” beginning on page 7, which are incorporated herein by reference.

Item 8.01	Other Events

In addition to approving the Acquisition at the Special Annual Meeting of Stockholders (the “Meeting”) held on October 24, 2007, the Company’s stockholders also (i) approved the adoption of the Company’s 2007 Stock Incentive Plan, (ii) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to change the Company’s name from “HAPC, INC.” to “InfuSystem Holdings, Inc.”, (iii) elected Sean McDevitt, John Voris, Pat LaVecchia, Wayne Yetter and Jean Pierre Millon to serve as members of the Company’s Board of Directors until the 2008 annual stockholders meeting and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2007. A press release announcing the Company’s stockholders approval of the Acquisition was issued on October 24, 2007, a copy of which is attached as Exhibit 99.1 hereto. A press release announcing the Closing was issued on October 26, 2007, a copy of which is filed as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The financial statements of InfuSystem as of December 31, 2006 and 2005, and for the three years ended December 31, 2006 are included in the Definitive Proxy Statement beginning on page F-49 and are incorporated by reference herein.

In addition, InfuSystem’s Management’s Discussion and Analysis of Financial Conditions and Results of Operations for the six months ended June 30, 2007, the Selected Historical Financial Statements of InfuSystem and the unaudited financial statements of InfuSystem as of and for the six months ended June 30, 2007 are attached as Exhibits 99.3, 99.4 and 99.5 respectively, and are incorporated by reference herein. These interim unaudited financial statements have not been reviewed by an independent registered public accounting firm.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed combined financial statements with respect to the Acquisition are included in the Definitive Proxy Statement and are incorporated herein by reference.

In addition, the pro forma financial information as of June 30, 2007 is attached hereto as Exhibit 99.6 and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description of Document
3.1	Amended and Restated Certificate of Incorporation (1)

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation (5)

3.3	By-laws (1)

3.4	Amended and Restated By-laws (2)

3.5	Certificate of Merger of Iceland Acquisition Subsidiary, Inc. into InfuSystem Inc.*

3.6	Agreement of Merger of Iceland Acquisition Subsidiary, Inc. into InfuSystem, Inc. and Certificates of Approval of the Agreement of Merger*

3.7	Certificate of Amendment of Amended and Restated Certificate of Incorporation*

4.1	Specimen Unit Certificate (4)

4.2	Specimen Common Stock Certificate (4)

4.3	Specimen Warrant Certificate (4)

4.4	Form of Warrant Agreement between Mellon Investor Services LLC and the Registrant (2)

4.5	Form of Purchase Option granted to FTN Midwest Securities Corp. (4)

4.6	Form of Warrant Agreement between Sean McDevitt and Registrant (8)

4.7	Unit Purchase Option Clarification Agreement between FTN Midwest Securities Corp. and the Registrant (9)

10.1	Form of Letter Agreement entered into by and between the Registrant and each of its initial stockholders (4)

10.2	Form of Registration Rights Agreement (4)

10.3	Form of Stock Transfer Agency Agreement (2)

10.4	Stock Purchase Agreement (6)

10.5	Amendment No. 1 to Stock Purchase Agreement, dated as of April 30, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC. and Iceland Acquisition Subsidiary, Inc. (10)

10.6	Amendment No. 2 to Stock Purchase Agreement, dated as of June 29, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC. and Iceland Acquisition Subsidiary, Inc. (11)

10.7	Amendment No. 3 to Stock Purchase Agreement, dated as of July 31, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC. and Iceland Acquisition Subsidiary, Inc. (12)

10.8	Amendment No. 4 to Stock Purchase Agreement, dated as of September 18, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC. and Iceland Acquisition Subsidiary, Inc. (14)

10.9	Continuing Guaranty (6)

10.10	Guarantee Fee and Reimbursement Agreement (6)

10.11	Subscription Agreement, dated as of December 28, 2006, between the Registrant and Sean McDevitt (8)

10.12	Subscription Agreement, dated as of April 12, 2007, between the Registrant and Sean McDevitt (10)

10.13	Further Agreement Regarding Project Iceland, dated as of October 17, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC. and Iceland Acquisition Subsidiary, Inc. (15)

10.14	Acknowledgment and Agreement Regarding Stock Purchase Agreement and Guaranty, dated as of October 8, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC., Iceland Acquisition Subsidiary, Inc., Pat LaVecchia, Sean D. McDevitt and Philip B. Harris (15)

10.15	Amended and Restated Services Agreement, dated as of October 25, 2007, by and between InfuSystem, Inc. and I-Flow Corporation*

10.16	License Agreement, dated as of October 25, 2007, by and between InfuSystem, Inc. and I-Flow Corporation*

10.17	Credit and Guaranty Agreement, dated as of October 25, 2007, by and among Iceland Acquisition Subsidiary, Inc., HAPC, INC. and I-Flow Corporation*

10.18	Security Agreement, dated as of October 25, 2007, by and among I-Flow Corporation, Iceland Acquisition Subsidiary, Inc. and HAPC, INC.*

10.19	Form of Subscription Agreement with various members of the Registrant’s Management (13)

14.1	Code of Ethics (3)

16.1	Letter dated October 27, 2006 from Miller Ellin and Company, LLP to the U.S. Securities and Exchange Commission (7)

99.1	Press Release issued by HAPC, INC. on October 24, 2007*

99.2	Press Release issued by HAPC, INC. on October 26, 2007*

99.3	Management’s Discussion and Analysis of Results of Operations and Financial Condition of InfuSystem, Inc. for the Six Months ended June 30, 2007*

99.4	Selected Historical Financial Statements of InfuSystem, Inc.*

99.5	Unaudited Financial Statements of InfuSystem, Inc. as of and for the Six Months Ended June 30, 2007*

99.6	Pro Forma Financial Information as of June 30, 2007*

*Filed herewith

(1)	Previously filed in connection with Registrant’s Registration Statement on Form S-1 (File No. 333-129035) filed on October 14, 2005.

(2)	Previously filed in connection with Amendment No. 1 to Registrant’s Registration Statement on Form S-1 (File No. 333-129035) filed on December 8, 2005

(3)	Previously filed in connection with Amendment No. 2 to Registrant’s Registration Statement on Form S-1 (File No. 333-129035) filed on December 17, 2005.

(4)	Previously filed in connection with Amendment No. 3 to Registrant’s Registration Statement on Form S-1 (File No. 333-129035) filed on March 3, 2006.

(5)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on April 24, 2006.

(6)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on October 4, 2006.

(7)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on October 27, 2006.

(8)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on January 3, 2007.

(9)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on February 14, 2007.

(10)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on May 4, 2007.

(11)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on July 5, 2007.

(12)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on August 1, 2007.

(13)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on September 12, 2007.

(14)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on September 21, 2007.

(15)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on October 22, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSEM HOLDINGS, INC.

By:	/s/ Pat LaVecchia
Name:	Pat LaVecchia
Title:	Secretary

Dated: October 31, 2007

EXHIBIT LIST

Exhibit Number	Description of Document
3.1	Amended and Restated Certificate of Incorporation (1)

3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation (7)

3.3	By-laws (1)

3.4	Amended and Restated By-laws (2)

3.5	Certificate of Merger of Iceland Acquisition Subsidiary, Inc. into InfuSystem Inc.*

3.6	Agreement of Merger of Iceland Acquisition Subsidiary, Inc. into InfuSystem, Inc. and Certificate of Approval of the Agreement of Merger*

3.7	Certificate of Amendment to Amended and Restated Certificate of Incorporation*

4.1	Specimen Unit Certificate (4)

4.2	Specimen Common Stock Certificate (4)

4.3	Specimen Warrant Certificate (4)

4.4	Form of Warrant Agreement between Mellon Investor Services LLC and the Registrant (2)

4.5	Form of Purchase Option granted to FTN Midwest Securities Corp. (4)

4.6	Form of Warrant Agreement between Sean McDevitt and Registrant (10)

4.7	Unit Purchase Option Clarification Agreement between FTN Midwest Securities Corp. and the Registrant (11)

10.1	Form of Letter Agreement entered into by and between the Registrant and each of its initial stockholders (4)

10.2	Form of Registration Rights Agreement (4)

10.3	Form of Trust Account Agreement by and between JPMorgan Chase Bank, N.A. and the Registrant (5)

10.4	Amendment to Trust Account Agreement by and between JPMorgan Chase Bank, N.A. and the Registrant*

10.5	Form of Stock Transfer Agency Agreement (2)

10.6	Form of Lock-up Agreements by and between FTN Midwest Securities Corp., the Registrant and its initial stockholders (6)

10.7	Form of Agreement with respect to Business Opportunities by and between the Registrant and each of FTN Midwest Securities Corp. and certain officers and directors of Registrant (1)

10.8	Administrative Services Agreement by and between FTN Midwest Securities Corp. and the Registrant (4)

10.9	Form of Letter Agreement to be entered into by and between the Registrant and members of management other than initial stockholders (6)

10.10	Compensation Agreements by and between the Registrant and its officers and directors (4)

10.11	Form of Warrant Purchase Agreement among each of the Registrant’s officers and directors and FTN Midwest Securities Corp. (5)

10.12	Stock Purchase Agreement (8)

10.13	Continuing Guaranty (8)

10.14	Guarantee Fee and Reimbursement Agreement (8)

10.15	Subscription Agreement, dated as of December 28, 2006, between FTN Midwest Securities Corp. and Sean McDevitt (10)

10.16	Amendment No. 1 to Trust Account Agreement

10.17	Subscription Agreement, dated as of April 12, 2007, between FTN Midwest Securities Corp. and Sean McDevitt (14)

10.18	Amendment No. 1 to Stock Purchase Agreement, dated as of April 30, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC. and Iceland Acquisition Subsidiary, Inc. (14)

10.19	Amendment No. 2 to Stock Purchase Agreement, dated as of June 29, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC. and Iceland Acquisition Subsidiary, Inc. (15)

10.20	Amendment No. 3 to Stock Purchase Agreement, dated as of July 31, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC. and Iceland Acquisition Subsidiary, Inc. (16)

10.21	Form of Subscription Agreement (17)

10.22	Memorandum of Intent, dated as of September 12, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC. and Iceland Acquisition Subsidiary, Inc. (18)

10.23	Amendment No. 4, dated as of September 18, 2007, to the Stock Purchase Agreement, dated as of September 29, 2006, by and among HAPC, INC., Iceland Acquisition Subsidiary, Inc., InfuSystem, Inc. and I-Flow Corporation (19)

10.24	Further Agreement Regarding Project Iceland, dated as of October 17, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC. and Iceland Acquisition Subsidiary, Inc. (20)

10.25	Acknowledgment and Agreement Regarding Stock Purchase Agreement and Guaranty, dated as of October 8, 2007, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC., Iceland Acquisition Subsidiary, Inc., Pat LaVecchia, Sean D. McDevitt and Philip B. Harris (20)

10.26	Amended and Restated Services Agreement, dated as of October 25, 2007, by and between InfuSystem, Inc. and I-Flow Corporation*

10.27	License Agreement, dated as of October 25, 2007, by and between InfuSystem, Inc. and I-Flow Corporation*

10.28	Credit and Guaranty Agreement, dated as of October 25, 2007, by and among Iceland Acquisition Subsidiary, Inc., HAPC, INC. and I-Flow Corporation*

10.29	Security Agreement, dated as of October 25, 2007, by and among I-Flow Corporation, Iceland Acquisition Subsidiary, Inc. and HAPC, INC.*

14.1	Code of Ethics (3)

16.1	Letter dated October 27, 2006 from Miller Ellin and Company, LLP to the U.S. Securities and Exchange Commission (9)

99.1	Press Release issued by HAPC, INC. on October 24, 2007*

99.2	Press Release issued by HAPC, INC. on October 26, 2007*

99.3	Management’s Discussion and Analysis of InfuSystem, Inc. for the Six Months ended June 30, 2007*

99.4	Selected Historical Financial Statements of InfuSystem, Inc.*

99.5	Financial Statements of InfuSystem, Inc. for the Six Months Ended June 30, 2007*

99.6	Pro Forma Financial Information as of June 30, 2007*

*Filed herewith

(1)	Previously filed in connection with Registrant’s Registration Statement on Form S-1 (File No. 333-129035) filed on October 14, 2005.

(2)	Previously filed in connection with Amendment No. 1 to Registrant’s Registration Statement on Form S-1 (File No. 333-129035) filed on December 8, 2005

(3)	Previously filed in connection with Amendment No. 2 to Registrant’s Registration Statement on Form S-1 (File No. 333-129035) filed on December 17, 2005.

(4)	Previously filed in connection with Amendment No. 3 to Registrant’s Registration Statement on Form S-1 (File No. 333-129035) filed on March 3, 2006.

(5)	Previously filed in connection with Amendment No. 4 to Registrant’s Registration Statement on Form S-1 (File No. 333-129035) filed on March 24, 2006.

(6)	Previously filed in connection with Amendment No. 5 to Registrant’s Registration Statement on Form S-1 (File No. 333-129035) filed on April 6, 2006.

(7)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on April 24, 2006.

(8)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on October 4, 2006.

(9)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on October 27, 2006.

(10)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on January 3, 2007.

(11)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on February 14, 2007.

(12)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on February 14, 2007.

(13)	Previously filed in connection with Registrant’s Annual Report on Form 10-K (File No. 000-51902) filed on March 30, 2007.

(14)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on May 4, 2007.

(15)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on July 5, 2007.

(16)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on August 1, 2007.

(17)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on September 12, 2007.

(18)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on September 13, 2007.

(19)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on September 21, 2007.

(20)	Previously filed in connection with Registrant’s Current Report on Form 8-K (File No. 000-51902) filed on October 22, 2007.